Confidential Treatment requested by ASA Holdings, Inc., File No. 333-13071

                                 EXHIBIT 10(b)

                    Confidential treatment has been applied
                    for with respect to certain provisions
                    of this Exhibit, which provisions have
                    been omitted from this Exhibit, marked
                    with an asterisk [*] and filed separately
                    with the SEC
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                        [Delta Air Lines Letterhead]

February 19, 1987



Mr. John Beiser
Senior Vice President - Sales and Service
Atlantic Southeast Airlines, Inc.
General Offices
1688 Phoenix Parkway
College Park, Georgia 30349

RE: Delta Connection Agreement

Dear John:

Our July 1, 1986 Delta Connection Agreement provides that ASA will reimburse
Delta at Delta's applicable [*                    ] when billing for sales by
travel agents.

In conjunction with our Delta [*                         ]to the Orient, Delta
will pay a [*          ] commission to travel agencies and others ticketing such
packages.  While we want to offer these package tours on the services of ASA, we
are willing to allow ASA to reimburse us for [*                              ].
Accordingly, this letter confirms that, notwithstanding Article 3(B) of our
Delta Connection Agreement; ASA will reimburse Delta at an [*          ] for the
ASA portion of the applicable ticket for Delta [*        ]  to the Orient,
[*           ].

Payment of said amount will not otherwise affect the interline settlement or processing of tickets between our companies, as set forth in Article 3(A) of the Delta Connection Agreement.


If this is acceptable, please sign in the space provided below and return one copy of this letter to me.




                                     Very truly yours,


                                     /s/ W. Whitley Hawkins
                                     -------------------------------
                                     W. Whitley Hawkins
                                     Senior Vice President-Marketing


Agreed to and accepted by
Atlantic Southeast Airlines, Inc.

By:     /s/ John W. Beiser
        --------------------------------------
Title:  Senior Vice President-Sales & Services